EXHIBIT 13.(a).1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Tefron Ltd. (the "Company") on Form 20-F for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 28, 2007

                                                         /s/ Yosef Shiran
                                                         -----------------------
                                                         Yosef Shiran
                                                         Chief Executive Officer

Date:  March 28, 2007
                                                         /s/ Asaf Alperovitz
                                                         -----------------------
                                                         Asaf Alperovitz
                                                         Chief Financial Officer